UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 4, 2005
                                                           -----------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-13988                   36-3150143
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation            File Number)             Identification No.)


             ONE TOWER LANE, OAKBROOK TERRACE, IL                60181
          ----------------------------------------            ----------
          (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (630) 571-7700
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                           Page No.


Item 8.01 - Other Events                                      3

Signatures                                                    3

Exhibit Index                                                 4


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Item 8.01 - Other Events

On May 4, 2005, DeVry Inc. issued a press release announcing the appointment of David M. Webster to the position of vice president, general counsel and corporate secretary. The full text of that press release is included in Exhibit
99.1 in this Form 8-K.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       DEVRY INC.
                                      ----------------------------------------
                                      (REGISTRANT)



Date: May 4, 2005                     /s/      Ronald L. Taylor
                                      ----------------------------------------
                                               Ronald L. Taylor
                                               Chief Executive Officer




Date: May 4, 2005                     /s/      Norman M. Levine
                                      ----------------------------------------
                                               Norman M. Levine
                                               Senior Vice President and
                                               Chief Financial Officer

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

                                  EXHIBIT INDEX


Exhibit                                                          Sequentially
Number       Description                                         Numbered Page
--------------------------------------------------------------------------------
99.1         Press release announcing the appointment of               5
             David M. Webster to the position
             of vice president, general counsel
             and corporate secretary.



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